SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2004

Delta Oil & Gas, Inc.
---------------------------
(Exact name of registrant as specified in its charter)

Colorado                                                                                        333-82636          91-2102350
(State or other                                                     (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                                                                                   Identification Number)

1122 6th Avenue
Seattle, Washington                                                                                                                                                  98109
(Address of principal executive offices)                                                                  (Zip Code)

Registrant’s telephone number, including area code (604) 506-4243

_____________________________                                                 _______________
(Former name or former address,                                                                                            (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

On November 24, 2004, our board of directors approved a five and one-half forward split of our common stock. The forward split will take effect on December 15, 2004. Any fractional shares created by this forward split will be rounded up to the next whole share. Following this stock split, the number of outstanding shares of our common stock will increase from 7,508,500 shares to approximately 41,296,750 shares.

Each shareholder will be required to surrender their old certificate to the transfer agent in order to receive a new certificate which reflects the forward split. We have obtained a new CUSIP number, which is 24778R 20 9. Our common stock will trade under a new symbol effective December 15, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

/s/ Douglas Bolen
Douglas Bolen
Chief Executive Officer, Chief Financial Officer, and Director

Date:      November 29, 2004

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